Schwab Capital Trust
(the “Trust”)
Supplement dated January 27, 2009 to the
Schwab Target Funds Prospectus
dated February 28, 2008
as amended June 13, 2008

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
The Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of the Schwab Retirement Income Fund (“Retirement Income Fund”) and its shareholders to reorganize the Retirement Income Fund into the Schwab Monthly Income Fund – Enhanced Payout (“Monthly Income Enhanced Payout Fund”). Accordingly, the Board has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of the Retirement Income Fund into the Monthly Income Enhanced Payout Fund.
The Plan of Reorganization approved by the Board sets forth the terms by which the Retirement Income Fund will transfer its assets and liabilities to the Monthly Income Enhanced Payout Fund in exchange for shares of the Monthly Income Enhanced Payout Fund, and subsequently distribute those Monthly Income Enhanced Payout Fund shares to shareholders of the Retirement Income Fund (the “Reorganization”). After the Reorganization is consummated, shareholders of the Retirement Income Fund will become shareholders of the Monthly Income Enhanced Payout Fund. The Reorganization is intended to be tax-free, meaning that the Retirement Income Fund’s shareholders will become shareholders of the Monthly Income Enhanced Payout Fund without realizing any gain or loss for federal income tax purposes and the Reorganization will be tax-free.
Shareholder approval of the Reorganization is not required. Shareholders of the Retirement Income Fund will receive a prospectus/information statement prior to the Reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Monthly Income Enhanced Payout Fund, compares the Retirement Income Fund’s investment objective, strategies, expenses and risks to those of the Monthly Income Enhanced Payout Fund and provides further details about the Reorganization. It is expected that the Reorganization will occur during the second quarter of 2009.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.
Charles Schwab & Co., Inc. Member SIPC
REG 45889 - 00 (01/09) ©2009 All Rights Reserved

Schwab Capital Trust
(the “Trust”)
Supplement dated January 27, 2009 to the
Laudus MarketMasters Funds® Prospectus
dated February 28, 2008,
as supplemented June 30, 2008

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
The Board of Trustees of the Trust (the “Board”) has approved (1) the closure of the Laudus U.S. MarketMasters FundTM (the “U.S. MarketMasters Fund”) to new investors and (2) an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of the Fund into the Schwab Core Equity FundTM (the “Core Equity Fund”), a fund with similar investment objectives and strategies.
Accordingly, effective as of the close of business on January 30, 2009 (the “Closing Date”), the U.S. MarketMasters Fund will close to new investors. Existing shareholders (including participants in 401(k) plans) as of the Closing Date may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the U.S. MarketMasters Fund, and registered investment advisers who maintain investments in the U.S. MarketMasters Fund as of the Closing Date may continue to make contributions on behalf of their clients. Effective as of the Closing Date, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of the U.S. MarketMasters Fund unless the shareholders are existing shareholders of the U.S. MarketMasters Fund as of the Closing Date.
The Plan of Reorganization approved by the Board sets forth the terms by which the U.S. MarketMasters Fund will transfer its assets and liabilities to the Core Equity Fund in exchange for Investor shares of the Core Equity Fund, and subsequently distribute those Core Equity Fund shares to shareholders of the U.S. MarketMasters Fund (the “Reorganization”). If the Reorganization is approved by shareholders and consummated, shareholders of the U.S. MarketMasters Fund will become shareholders of the Core Equity Fund. The Reorganization is intended to be tax-free, meaning that the U.S. MarketMasters Fund’s shareholders will become shareholders of the Core Equity Fund without realizing any gain or loss for federal income tax purposes and the Reorganization will be tax-free for the Core Equity Fund.
The Reorganization must be approved by shareholders of the U.S. MarketMasters Fund, who will be asked to vote, in person or by proxy, at a special meeting of shareholders currently scheduled to be held during the second quarter of 2009. Fund shareholders of record should expect to receive a proxy statement/prospectus that describes the investment objective, strategies, expenses and risks of an investment in the Core Equity Fund and provides more detailed information about the proposed Reorganization, the Core Equity Fund and the special meeting. If approved by shareholders at the special meeting, the Reorganization is expected to occur during the second quarter of 2009.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.
Charles Schwab & Co., Inc. Member SIPC
REG 45888 - 00 (01/09) ©2009 All Rights Reserved